UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule Sec.240.14a-12

Celsius Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your control number Your vote matters! Meeting Materials: Notice of Meeting, Proxy Statement & Annual Report on Form 10-K, and Proxy Card Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On May 28, 2025 For Stockholders of record as of April 1, 2025 To order paper materials, use one of the following methods. Internet: www.investorelections.com/CELH Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved Celsius Holdings, Inc. Annual Meeting of Stockholders Wednesday, May 28, 2025 8:00 AM, Eastern Time Annual Meeting to be held live via the Internet—please visit www.proxydocs.com/CELH for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/CELH For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/CELH To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material for this meeting and/or future meetings, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 16, 2025. styleINA P.O. BOX 8016, CARY, NC 27512-9903

PROPOSAL 1. To elect as directors the nine nominees listed below to serve until the 2026 annual meeting of stockholders or until their respective successors are duly elected and qualified; 1.01 John Fieldly 1.02 Nick Castaldo 1.03 Damon DeSantis 1.04 Israel Kontorovsky 1.05 Hal Kravitz 1.06 Caroline Levy 1.07 Hans Melotte 1.08 Cheryl Miller 1.09 Joyce Russell 2. Non-binding advisory resolution to approve the compensation of our Named Executive Officers (Say on Pay); 3. Non-binding advisory vote on the frequency of non-binding advisory votes regarding the compensation of our Named Executive Officers (Say on Frequency); 4. To approve an amendment to the Company’s Articles of Incorporation, as amended to date, to increase the number of shares of the Company’s authorized common stock, par value $0.001 per share, from 300,000,000 to 400,000,000; 5. To approve the Company’s 2025 Omnibus Incentive Compensation Plan; 6. To approve the Company’s 2025 Employee Stock Purchase Plan; 7. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; 8. To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof. FOR ON PROPOSALS 1, 2, 4, 5, 6, AND 7 AND FOR THE BOARD’S RECOMMENDATION THAT A NON-BINDING ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR Celsius Holdings, Inc. Annual Meeting of Stockholders